UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2021

Mudrick Capital Acquisition Corporation II

(Exact name of registrant as specified in its charter)

Delaware	001-39771	85-2320197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

527 Madison Avenue, 6th Floor New York, NY 10022
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 747-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, and one-half of one Redeemable Warrant	MUDSU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MUDS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	MUDSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement

The Merger Agreement

As previously disclosed, on April 6, 2021, Mudrick Capital Acquisition Corporation II (“MUDS”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among MUDS, Titan Merger Sub I, Inc., a Delaware corporation and direct, wholly owned subsidiary of MUDS, Titan Merger Sub II, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of MUDS, Topps Intermediate Holdco, Inc., a Delaware corporation (“Topps”), and Tornante-MDP Joe Holding LLC, a Delaware limited liability company and the sole stockholder of Topps (“Holdings”). The Merger Agreement was amended on May 10, 2021 and August 15, 2021.

On August 19, 2021, Topps informed MUDS that Major League Baseball and the Major League Baseball Players Association had notified Topps on August 19, 2021 that neither party would be renewing their respective licensing agreements with Topps when they come up for renewal at the end of 2025 and 2022, respectively.

On August 20, 2021, pursuant to Section 12.01(a) of the Merger Agreement, Topps and MUDS entered into a Mutual Termination Agreement pursuant to which the Merger Agreement was terminated effective as of August 20, 2021. MUDS intends to continue to pursue a business combination.

The Subscription Agreements

As previously disclosed, in connection with the execution of the Merger Agreement, on April 6, 2021, MUDS entered into subscription agreements with certain investors (each, a “Subscription Agreement”), pursuant to which such investors agreed to purchase an aggregate of 24,630,542 shares of MUDS’ Class A common stock, for a purchase price of $10.15 per share and for an aggregate commitment of $250 million, inclusive of the full Backstop Amount (as defined below) (the “PIPE Investment”). As part of the PIPE Investment, and concurrently with the execution of the Merger Agreement, MUDS entered into a subscription agreement with funds and accounts managed by Mudrick Capital Management, L.P. (the “Mudrick Backstop Parties” and, such subscription agreement, the “Backstop Agreement”), pursuant to which the Mudrick Backstop Parties agreed to purchase an aggregate of up to 9,852,216 shares of MUDS’ Class A common stock, for a purchase price of $10.15 per share and for an aggregate commitment of up to approximately $100 million (the “Backstop Amount”). The Subscription Agreements, including the Backstop Agreement, were automatically terminated in accordance with their respective terms upon the termination of the Merger Agreement.

The Sponsor Support Agreement

As previously disclosed, in connection with the execution of the Merger Agreement, on April 6, 2021, MUDS and Mudrick Capital Acquisition Holdings II LLC, a Delaware limited liability company (the “Sponsor”), entered into the Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor agreed (i) to vote all of its shares of MUDS common stock (a) in favor of (x) adoption of the Merger Agreement and (y) approval of the transactions contemplated thereby (the “Transactions”) and the other MUDS stockholder proposals and (b) against any proposal that would materially impede the Transactions, (ii) not to redeem any shares of MUDS’ Class A common stock in connection with the Transactions, (iii) for a period of three (3) years following the closing of the Transactions, not to form a “group” for the purpose of voting against persons nominated by the equityholders of Holdings for election as directors of MUDS, (iv) waive anti-dilution rights that would result in MUDS’ Class B common stock converting on anything other than a 1-to-1 basis and (v) if more than 20% of MUDS’ Class A common stock is redeemed by MUDS’ stockholders in connection with the Transactions, to surrender for cancellation up to 2,635,416 shares of MUDS’ Class B common stock in proportion to the incremental percentage of shares redeemed above such 20% threshold. The Sponsor Support Agreement was automatically terminated in accordance with its terms upon the termination of the Merger Agreement.

Item 8.01	Other Events

On August 20, 2021, MUDS issued a press release (the “Press Release”) announcing the termination of the Merger Agreement. A copy of the Press Release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 20, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

Cautionary Language Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. This includes, without limitation, statements under “Item 1.02 Termination of a Material Definitive Agreement” regarding the Company’s intention to pursue any transaction. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements may include estimated financial information, including with respect to revenues, earnings, performance, strategies, prospects and other aspects of the business of MUDS, and are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward-looking statements. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. MUDS undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements in this Current Report speak as of the date of its filing. Although MUDS may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mudrick Capital Acquisition Corporation II
Dated: August 20, 2021

	By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Chief Executive Officer

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